SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                   May 7, 1998

                                -----------------


                           WILLAMETTE INDUSTRIES, INC.
               (Exact name of Registrant as specified in charter)

                                     Oregon
                 (State or other jurisdiction of incorporation)

                                     1-12545
                              (Commission File No.)

                                   93-0312940
                        (IRS Employer Identification No.)

1300 S.W. Fifth Avenue, Suite 3800
Post Office Box 22187                                             97201
Portland, Oregon                                                (Zip Code)
(Address of principal executive offices)

               Registrant's telephone number, including area code:

                                 (503) 227-5581


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Item 5. Other Events.

Environmental Proceedings

         The registrant reported in its quarterly report on Form 10-Q for the quarter ended March 31, 1998, that it had received from the United States
Environmental  Protection  Agency (the "EPA")  requests  for  information  under
Section 114 of the Clean Air Act (the "Act") requesting information for a period covering 22 years and relating to 19 of the registrant's plants, three of which have been closed.

         The EPA has issued to the registrant a Notice of Violation (the "NOV") dated May 7, 1998, pursuant to the Act alleging violations of the Prevention of Significant Deterioration provisions of the Act and the New Source Performance Standards promulgated under the Act. The NOV also alleges that the registrant is in violation of State Implementation Plans approved under the Act for the states of Arkansas, Louisiana, Oregon, and South Carolina. The NOV alleges violations at 15 of the respondent's plants producing medium density fiberboard, plywood, and particleboard for various periods beginning as early as 1980. Two of the plants subject to the allegations have been closed.

         The registrant is reviewing the allegations contained in the NOV and expects to meet with the EPA to attempt to negotiate a resolution of the issues raised by the NOV. Settlements by other companies in the wood products industry that have received NOVs under the Act have involved the payment of fines and agreements to install emission control equipment by the companies involved.


Exhibits

         The exhibits hereto are filed so as to constitute exhibits to the registrant's registration statement on Form S-3 (File No. 333-32647).


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

                  Exhibit No.               Exhibit

                    99.1                    Form of  Distribution  Agreement for
                                            Medium-Term Notes

                    99.2                    Form  of  Medium-Term   Note  (fixed
                                            rate)

                    99.3                    Form of  Medium-Term  Note (floating
                                            rate)



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                WILLAMETTE INDUSTRIES, INC.


Dated:  May 13, 1998            By:/s/ J. A. Parsons
                                   J. A. Parsons
                                   Executive Vice President and Chief Financial
                                       Officer


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